Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Third Quarter 2017

(Unaudited) (1)

	Actual Results	Actual Results	Guidance as of September 30, 2017
Dollars in thousands, except per share and unit	3Q 2017	YTD 2017	4Q 2017	Full-Year 2017

GAAP Metrics
Net income/(loss) attributable to common stockholders	$15,264	$49,530	--	--
Net income/(loss) attributable to UDR, Inc.	$16,190	$52,314	--	--
Income/(loss) per weighted average common share, diluted	$0.06	$0.18	$0.11 to $0.13	$0.29 to $0.31

Per Share Metrics
FFO per common share and unit, diluted	$0.46	$1.37	$0.46 to $0.48	$1.83 to $1.85
FFO as Adjusted per common share and unit, diluted	$0.47	$1.39	$0.47 to $0.49	$1.86 to $1.88
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.43	$1.29	$0.42 to $0.44	$1.71 to $1.73
Dividend declared per share and unit	$0.31	$0.93	$0.31	$1.24 (2)

Same-Store Operating Metrics
Revenue growth	3.3%	3.9%	--	3.50% - 3.90%
Expense growth	3.9%	3.6%	--	3.10% - 3.60%
NOI growth	3.0%	4.0%	--	3.60% - 4.20%
Physical Occupancy	96.7%	96.8%	--	96.7%

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	36,540	119	79.8%
Stabilized, Non-Mature	2,853	8	6.7%
Acquired Communities	-	-	-
Redevelopment	305	1	0.5%
Development, completed	208	-	-
Non-Residential / Other	N/A	N/A	2.5%
Joint Venture (includes completed JV developments) (3)	7,286	29	10.5%
Sub-total, completed homes	47,192	157	100%
Under Development	893	2	-
Joint Venture Development	533	2	-
Developer Capital Program - West Coast Development JV	1,509	6	-
Total expected homes (3)(4)	50,127	167	100%

Balance Sheet Metrics (adjusted for non-recurring items)
	3Q 2017	3Q 2016
Interest Coverage Ratio	4.9x	4.8x
Fixed Charge Coverage Ratio	4.8x	4.7x
Debt as a percentage of Total Assets	33.5%	33.5%
Net Debt-to-EBITDA	5.4x	5.3x

(1)	See Attachment 16 for definitions and other terms.
(2)	Third quarter 2017 annualized.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 1,040 homes that are part of the Developer Capital Program – Other as described in Attachment 12(B).

Attachment 1

UDR, Inc.

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In thousands, except per share amounts	2017	2016	2017	2016

REVENUES:
Rental income	$ 248,264	$ 240,255	$ 734,193	$ 708,380
Joint venture management and other fees	2,827	2,997	8,718	8,473
Total revenues	251,091	243,252	742,911	716,853

OPERATING EXPENSES:
Property operating and maintenance	42,362	41,852	122,574	119,872
Real estate taxes and insurance	31,181	28,047	90,792	86,703
Property management	6,827	6,607	20,190	19,480
Other operating expenses	1,950	1,636	6,010	5,280
Real estate depreciation and amortization	107,171	105,802	320,653	317,078
Acquisition costs	344	61	344	61
General and administrative	12,123	11,765	36,632	36,444
Casualty-related (recoveries)/charges, net	2,056	205	3,749	1,834
Other depreciation and amortization	1,585	1,526	4,760	4,565
Total operating expenses	205,599	197,501	605,704	591,317

Operating income	45,492	45,751	137,207	125,536

Income/(loss) from unconsolidated entities (2)	1,819	15,285	11,591	16,289

Interest expense	(30,095)	(30,225)	(88,666)	(92,007)
(Cost)/benefit associated with debt extinguishment and other	-	(1,729)	(5,834)	(1,729)
Total interest expense	(30,095)	(31,954)	(94,500)	(93,736)
Interest income and other income/(expense), net	481	478	1,423	1,449

Income/(loss) before income taxes and gain/(loss) on sale of real estate owned	17,697	29,560	55,721	49,538
Tax (provision)/benefit, net	(127)	(94)	(825)	711

Income/(loss) from continuing operations	17,570	29,466	54,896	50,249
Gain/(loss) on sale of real estate owned, net of tax	-	-	2,132	10,385

Net income/(loss)	17,570	29,466	57,028	60,634
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(1,415)	(2,459)	(4,607)	(4,974)
Net (income)/loss attributable to noncontrolling interests	35	(51)	(107)	(365)

Net income/(loss) attributable to UDR, Inc.	16,190	26,956	52,314	55,295
Distributions to preferred stockholders - Series E (Convertible)	(926)	(929)	(2,784)	(2,787)

Net income/(loss) attributable to common stockholders	$ 15,264	$ 26,027	$ 49,530	$ 52,508

Income/(loss) per weighted average common share - basic:	$ 0.06	$ 0.10	$ 0.19	$ 0.20
Income/(loss) per weighted average common share - diluted:	$ 0.06	$ 0.10	$ 0.18	$ 0.20

Common distributions declared per share	$0.310	$0.295	$0.930	$0.885

Weighted average number of common shares outstanding - basic	267,056	266,301	266,940	265,013
Weighted average number of common shares outstanding - diluted	269,062	268,305	268,851	266,925

(1)	See Attachment 16 for definitions and other terms.
(2)

During the three months ended September 30, 2017, UDR recorded a gain on sale of approximately $2.4 million in connection with the sale of 8th & Republican, a West Coast Development JV community in Seattle, WA.  For the nine months ended September 30, 2017, UDR has recorded gains on sale of approximately $14.5 million.

Attachment 2

UDR, Inc.

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In thousands, except per share and unit amounts	2017	2016	2017	2016

Net income/(loss) attributable to common stockholders	$ 15,264	$26,027	$ 49,530	$52,508

Real estate depreciation and amortization	107,171	105,802	320,653	317,078
Noncontrolling interests	1,380	2,510	4,714	5,339
Real estate depreciation and amortization on unconsolidated joint ventures	14,710	12,128	42,974	34,777
Net gain on the sale of unconsolidated depreciable property	(2,355)	(11,463)	(14,513)	(11,463)
Net gain on the sale of depreciable real estate owned	-	-	(552)	(8,700)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$ 136,170	$135,004	$ 402,806	$389,539

Distributions to preferred stockholders - Series E (Convertible) (2)	926	929	2,784	2,787

FFO attributable to common stockholders and unitholders, diluted	$ 137,096	$135,933	$ 405,590	$392,326

FFO per common share and unit, basic	$ 0.47	$0.46	$ 1.38	$1.34
FFO per common share and unit, diluted	$ 0.46	$0.46	$ 1.37	$1.33

Weighted average number of common shares and OP/DownREIT Units outstanding - basic	291,878	291,469	291,822	290,196
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding - diluted	296,900	296,501	296,757	295,136

Impact of adjustments to FFO:
Acquisition-related costs/(fees)	$ 344	$61	$ 344	$61
Cost/(benefit) associated with debt extinguishment and other	-	1,729	5,834	1,729
Long-term incentive plan transition costs	-	274	-	625
Net gain on the sale of non-depreciable real estate owned (3)	-	-	(1,580)	(1,685)
Legal claims, net of tax	-	(480)	-	(480)
Net loss on sale of unconsolidated land	-	1,016	-	1,016
Casualty-related (recoveries)/charges, net	2,164	205	3,857	1,834
Casualty-related (recoveries)/charges on unconsolidated joint ventures, net	-	(4,627)	(881)	(3,501)
	$ 2,508	$(1,822)	$ 7,574	$(401)

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$ 139,604	$134,111	$ 413,164	$391,925

FFO as Adjusted per common share and unit, diluted	$ 0.47	$0.45	$ 1.39	$1.33

Recurring capital expenditures	(12,649)	(13,270)	(30,122)	(31,283)
AFFO attributable to common stockholders and unitholders, diluted	$ 126,955	$120,841	$ 383,042	$360,642

AFFO per common share and unit, diluted	$ 0.43	$0.41	$ 1.29	$1.22

(1)	See Attachment 16 for definitions and other terms.
(2)

Series E preferred shares are dilutive for purposes of calculating FFO per share.  Consequently, distributions to Series E preferred stockholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(3)

The GAAP gain for the nine months ended September 30, 2017 and 2016 is $2.1 million and $10.4 million, respectively, of which $1.6 million and $1.7 million is FFO gain related to the sale of land parcels.  The FFO gain is backed out for FFO as Adjusted.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

(Unaudited) (1)

	September 30,	December 31,
In thousands, except share and per share amounts	2017	2016

ASSETS
Real estate owned:
Real estate held for investment	$ 9,456,293	$ 9,271,847
Less: accumulated depreciation	(3,235,851)	(2,923,072)
Real estate held for investment, net	6,220,442	6,348,775
Real estate under development
(net of accumulated depreciation of $1,737 and $0)	532,580	342,282
Real estate held for disposition
(net of accumulated depreciation of $0 and $553)	-	1,071
Total real estate owned, net of accumulated depreciation	6,753,022	6,692,128

Cash and cash equivalents	1,788	2,112
Restricted cash	20,413	19,994
Notes receivable, net	18,594	19,790
Investment in and advances to unconsolidated joint ventures, net	839,864	827,025
Other assets	127,024	118,535
Total assets	$ 7,760,705	$ 7,679,584

LIABILITIES AND EQUITY
Liabilities:
Secured debt	$ 804,977	$ 1,130,858
Unsecured debt	2,874,034	2,270,620
Real estate taxes payable	35,337	17,388
Accrued interest payable	30,192	29,257
Security deposits and prepaid rent	32,619	34,238
Distributions payable	91,454	86,936
Accounts payable, accrued expenses, and other liabilities	96,009	103,835
Total liabilities	3,964,622	3,673,132
Redeemable noncontrolling interests in the OP and DownREIT Partnership	943,182	909,482
Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,780,994 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,796,903 shares at December 31, 2016)	46,200	46,457
16,025,255 shares of Series F outstanding (16,196,889 shares
at December 31, 2016)	1	1
Common stock, $0.01 par value; 350,000,000 shares authorized
267,599,391 shares issued and outstanding (267,259,469 shares at December 31, 2016)	2,676	2,673
Additional paid-in capital	4,643,803	4,635,413
Distributions in excess of net income	(1,843,490)	(1,585,825)
Accumulated other comprehensive income/(loss), net	(4,167)	(5,609)
Total stockholders' equity	2,845,023	3,093,110
Noncontrolling interests	7,878	3,860
Total equity	2,852,901	3,096,970
Total liabilities and equity	$ 7,760,705	$ 7,679,584

(1)	See Attachment 16 for definitions and other terms.

Attachment 4(A)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

	September 30,	December 31,
Common Stock and Equivalents	2017	2016

Common shares	267,084,130	266,613,508
Restricted shares	515,261	645,961
Total common stock	267,599,391	267,259,469
Stock options, LTIP Units and restricted stock equivalents	1,520,124	1,372,102
Operating and DownREIT Partnership units	23,049,317	23,179,309
Preferred OP units	1,751,671	1,751,671
Convertible preferred Series E stock (2)	3,010,843	3,028,068
Total common stock and equivalents	296,931,346	296,590,619

Weighted Average Number of Shares Outstanding	3Q 2017	3Q 2016

Weighted average number of common shares and OP/DownREIT units outstanding - basic	291,878,372	291,468,908
Weighted average number of OP/DownREIT units outstanding	(24,822,635)	(25,168,159)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	267,055,737	266,300,749

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	296,899,883	296,501,275
Weighted average number of OP/DownREIT units outstanding	(24,822,635)	(25,168,159)
Weighted average number of Series E preferred shares outstanding	(3,015,524)	(3,028,068)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	269,061,724	268,305,048

	Year-to-Date 2017	Year-to-Date 2016

Weighted average number of common shares and OP/DownREIT units outstanding - basic	291,822,444	290,196,206
Weighted average number of OP/DownREIT units outstanding	(24,882,380)	(25,183,117)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	266,940,064	265,013,089

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	296,757,284	295,136,346
Weighted average number of OP/DownREIT units outstanding	(24,882,380)	(25,183,117)
Weighted average number of Series E preferred shares outstanding	(3,023,841)	(3,028,068)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	268,851,063	266,925,161

(1)	See Attachment 16 for definitions and other terms.
(2)

At September 30, 2017 and December 31, 2016, a total of 2,780,994 and 2,796,903 shares of the Series E were outstanding, respectively, which is equivalent to 3,010,843 and 3,028,068, shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (8)

Secured	Fixed		$ 674,360		18.3%	4.39%	4.2
	Floating		123,733	(2)	3.3%	1.87%	4.4
	Combined		798,093		21.6%	4.00%	4.2

Unsecured	Fixed		2,530,644	(3)	68.6%	3.72%	5.5
	Floating		360,717		9.8%	1.59%	0.5
	Combined		2,891,361		78.4%	3.45%	4.9

Total Debt	Fixed		3,205,004		86.9%	3.86%	5.3
	Floating		484,450		13.1%	1.67%	1.5
	Combined		$ 3,689,454		100.0%	3.57%	4.8
	Total Non-Cash Adjustments (5)		(10,443)
	Total per Balance Sheet		$ 3,679,011			3.65%

Debt Maturities, In thousands (9)
			Revolving Credit
		Unsecured	Facilities & Comm.				Weighted Average
	Secured Debt (6)	Debt (6)	Paper (4) (7) (8)		Balance	% of Total	Interest Rate

2017	$ 1,133	$-	$ 285,000		$ 286,133	7.7%	1.46%
2018	33,670	300,000	-		333,670	9.0%	4.12%
2019	317,095	-	40,717		357,812	9.7%	4.29%
2020	198,076	300,000	-		498,076	13.5%	3.87%
2021	1,117	350,000	-		351,117	9.5%	2.01%
2022	1,157	400,000	-		401,157	10.9%	4.62%
2023	41,245	-	-		41,245	1.1%	3.47%
2024	-	315,644	-		315,644	8.6%	3.99%
2025	127,600	300,000	-		427,600	11.6%	4.26%
2026	50,000	300,000	-		350,000	9.5%	2.99%
Thereafter	27,000	300,000	-		327,000	8.9%	3.34%
	798,093	2,565,644	325,717		3,689,454	100.0%	3.57%
Total Non-Cash Adjustments (5)	6,884	(17,327)	-		(10,443)
Total per Balance Sheet	$ 804,977	$2,548,317	$ 325,717		$ 3,679,011		3.65%

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes $114.1 million of debt with a weighted average interest cap of 6.78% on the underlying index.
(3)	Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 1.98%.
(4)

There are no borrowings outstanding on our $1.1 billion line of credit at September 30, 2017.  The facility has a maturity date of January 2020, plus two six-month extension options.  The credit facility carries an interest rate equal to LIBOR plus a spread of 90 basis points and a facility fee of 15 basis points, which is not included in the interest rate above.

(5)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(6)	Includes principal amortization, as applicable.
(7)

There is $40.7 million outstanding on our $75.0 million working capital credit facility at September 30, 2017.  The facility has a maturity date of January 2019.  The working capital credit facility carries an interest rate equal to LIBOR plus a spread of 90 basis points.

(8)

The 2017 maturity reflects the $285.0 million of principal outstanding on the Company’s unsecured commercial paper program as of September 30, 2017.  Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $500.0 million.  If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 4.9 years without extensions and 5.0 years with extensions.

(9)	As of September 30, 2017, UDR’s debt maturities with and without extensions are the same.

Attachment 4(C)

UDR, Inc.

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					September 30, 2017
Net income/(loss)					$ 17,570
Adjustments:
Interest expense					30,095
Real estate depreciation and amortization					107,171
Real estate depreciation and amortization on unconsolidated joint ventures					14,710
Other depreciation and amortization					1,585
Income tax provision/(benefit), net					127
EBITDA					$ 171,258

Net gain on the sale of unconsolidated depreciable property					(2,355)
Acquisition-related costs/(fees)					344
Casualty-related (recoveries)/charges, net					2,164
EBITDA - adjusted for non-recurring items					$ 171,411
Annualized EBITDA - adjusted for non-recurring items					$ 685,644
Interest expense					30,095
Capitalized interest expense					4,638
Total interest					$ 34,733

Preferred dividends					$ 926
Total debt					$ 3,679,011
Cash					1,788
Net debt					$ 3,677,223

Interest Coverage Ratio - adjusted for non-recurring items					4.9x

Fixed Charge Coverage Ratio - adjusted for non-recurring items					4.8x

Net Debt-to-EBITDA - adjusted for non-recurring items					5.4x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance
Maximum Leverage Ratio			≤60.0%	34.4% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	3.7x	Yes
Maximum Secured Debt Ratio			≤40.0%	13.1%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	342.7%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance
Debt as a percentage of Total Assets			≤65.0%	33.5% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.1x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	7.3%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	294.3%	Yes

Securities Ratings		Debt	Preferred	Outlook	Commercial Paper
Moody's Investors Service		Baa1	Baa2	Stable	P-2
Standard & Poor's		BBB+	BBB-	Stable	A-2

				Gross	% of
	Number of	3Q 2017 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	31,801	$ 144,824	82.9%	$ 8,310,731	83.2%
Encumbered assets	8,105	29,897	17.1%	1,679,879	16.8%
	39,906	$ 174,721	100.0%	$ 9,990,610	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	As defined in our credit agreement dated October 20, 2015.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Revenues
Same-Store Communities	36,540	$219,623	$217,987	$216,165	$ 213,234	$ 212,692
Stabilized, Non-Mature Communities	2,853	18,611	18,245	17,250	15,475	11,579
Acquired Communities	-	-	-	-	-	-
Redevelopment Communities	305	1,685	1,708	1,787	1,734	1,783
Development Communities	208	864	192	4	2	1
Non-Residential / Other (2)	-	7,481	6,526	6,065	6,590	7,150
Total	39,906	$248,264	$244,658	$241,271	$ 237,035	$ 233,205

Expenses
Same-Store Communities		$63,964	$61,400	$61,411	$ 60,259	$ 61,548
Stabilized, Non-Mature Communities		5,442	5,219	5,008	4,732	3,604
Acquired Communities		-	-	-	-	-
Redevelopment Communities		739	726	721	665	713
Development Communities		870	473	157	172	113
Non-Residential / Other (2)		2,528	2,217	2,490	1,911	1,534
Total		$73,543	$70,035	$69,787	$ 67,739	$ 67,512

Net Operating Income
Same-Store Communities		$155,659	$156,587	$154,754	$ 152,975	$ 151,144
Stabilized, Non-Mature Communities		13,169	13,026	12,242	10,743	7,975
Acquired Communities		-	-	-	-	-
Redevelopment Communities		946	982	1,066	1,069	1,070
Development Communities		(6)	(281)	(153)	(170)	(112)
Non-Residential / Other (2)		4,953	4,309	3,575	4,679	5,616
Total		$174,721	$174,623	$171,484	$ 169,296	$ 165,693

Operating Margin
Same-Store Communities		70.9%	71.8%	71.6%	71.7%	71.1%

Weighted Average Physical Occupancy
Same-Store Communities		96.7%	96.8%	96.7%	96.8%	96.7%
Stabilized, Non-Mature Communities		95.4%	95.1%	93.9%	93.3%	92.9%
Acquired Communities		-	-	-	-	-
Redevelopment Communities		94.4%	93.9%	94.7%	94.6%	95.6%
Development Communities		51.5%	47.6%	-	-	-
Other (3)		-	-	-	-	97.2%
Total		96.4%	96.6%	96.5%	96.5%	96.6%

Return on Invested Capital
Same-Store Communities		7.4%	7.5%	7.4%	7.4%	7.3%

Sold and Held for Disposition Communities
Revenues		$-	$-	$-	$ 3,046	$ 7,050
Expenses		-	-	1	1,062	2,387
Net Operating Income/(Loss)		$-	$-	$(1)	$ 1,984	$ 4,663

Total	39,906	$174,721	$174,623	$171,483	$ 171,280	$ 170,356

(1)	See Attachment 16 for definitions and other terms.
(2)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

UDR, Inc.

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 3Q 2017
	SS Operating
Year-Over-Year Comparison	Expenses	3Q 2017	3Q 2016	% Change

Real estate taxes (2)	37.9%	$ 24,208	$ 22,005	10.0%
Personnel	24.5%	15,648	15,158	3.2%
Utilities	14.1%	9,045	9,243	-2.1%
Repair and maintenance	12.7%	8,145	8,277	-1.6%
Administrative and marketing	7.0%	4,468	4,455	0.3%
Insurance	3.8%	2,450	2,410	1.7%
Same-Store operating expenses (2)	100.0%	$ 63,964	$ 61,548	3.9%

Same-Store Homes	36,540

	% of 3Q 2017
	SS Operating
Sequential Comparison	Expenses	3Q 2017	2Q 2017	% Change

Real estate taxes (2)	37.9%	$ 24,208	$ 23,595	2.6%
Personnel	24.5%	15,648	14,876	5.2%
Utilities	14.1%	9,045	8,793	2.9%
Repair and maintenance	12.7%	8,145	7,789	4.6%
Administrative and marketing	7.0%	4,468	4,186	6.7%
Insurance	3.8%	2,450	2,161	13.4%
Same-Store operating expenses (2)	100.0%	$ 63,964	$ 61,400	4.2%

Same-Store Homes	36,540

	% of YTD 2017
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2017	YTD 2016	% Change

Real estate taxes (2)	38.5%	$ 70,355	$ 65,291	7.8%
Personnel	24.1%	44,193	42,860	3.1%
Utilities	14.7%	26,878	26,750	0.5%
Repair and maintenance	12.4%	22,668	22,576	0.4%
Administrative and marketing	6.7%	12,338	12,051	2.4%
Insurance	3.6%	6,643	7,112	-6.6%
Same-Store operating expenses (2)	100.0%	$ 183,075	$ 176,640	3.6%

Same-Store Homes	35,689

(1)	See Attachment 16 for definitions and other terms.
(2)

The year-over-year, sequential and year-to-date comparisons presented above include $366 thousand, $133 thousand and $832 thousand, respectively, of higher New York real estate taxes due to 421 exemption and abatement reductions.

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

September 30, 2017

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
San Francisco, CA	2,558	193	-	2,751	602	3,353
Orange County, CA	3,367	1,447	208	5,022	381	5,403
Seattle, WA	2,014	823	-	2,837	224	3,061
Los Angeles, CA	1,225	-	-	1,225	341	1,566
Monterey Peninsula, CA	1,565	-	-	1,565	-	1,565
Other Southern CA	756	-	-	756	571	1,327
Portland, OR	476	-	-	476	-	476
	11,961	2,463	208	14,632	2,119	16,751

Mid-Atlantic Region
Metropolitan DC	8,402	-	-	8,402	874	9,276
Richmond, VA	1,358	-	-	1,358	-	1,358
Baltimore, MD	720	-	-	720	379	1,099
	10,480	-	-	10,480	1,253	11,733

Northeast Region
New York, NY	1,945	-	-	1,945	710	2,655
Boston, MA	1,548	-	-	1,548	1,302	2,850
Philadelphia, PA	-	-	-	-	290	290
	3,493	-	-	3,493	2,302	5,795

Southeast Region
Orlando, FL	2,500	-	-	2,500	-	2,500
Nashville, TN	2,260	-	-	2,260	-	2,260
Tampa, FL	2,287	-	-	2,287	-	2,287
Other Florida	636	-	-	636	-	636
	7,683	-	-	7,683	-	7,683

Southwest Region
Dallas, TX	2,040	-	305	2,345	1,130	3,475
Austin, TX	883	390	-	1,273	259	1,532
Denver, CO	-	-	-	-	223	223
	2,923	390	305	3,618	1,612	5,230

Totals	36,540	2,853	513	39,906	7,286	47,192

Communities	119	8	1	128	29	157

Total Homes (incl. joint ventures) (4)			47,192

Homes in Development, Excluding Completed Homes (5)
Current Pipeline Wholly-Owned			893
Current Pipeline Joint Venture (6)			533
Current Pipeline Developer Capital Program - West Coast Development JV (6)			1,509

Total expected homes (including development)			50,127

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)

Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition Communities categories on Attachment 5.  Excludes development homes not yet completed.

(4)	Represents joint venture operating homes at 100 percent. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.
(5)	See Attachments 9, 12(A) and 12(B) for details of our development communities.
(6)

Represents joint venture and Developer Capital Program – West Coast Development JV homes at 100 percent.  Excludes 1,040 homes that are part of the Developer Capital Program - Other.  See Attachments 9, 12(A) and 12(B) for UDR's developments and ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary

Portfolio Overview as of Quarter Ended

September 30, 2017

(Unaudited) (1)

Non-Mature Home Breakout - By Region (includes development homes that have been completed)

		# of		Same-Store			# of		Same-Store
Community	Category	Homes		Date (2)	Community	Category	Homes		Date (2)

West Region					Southwest Region
Orange County, CA					Dallas, TX
Eight 80 Newport Beach	Stabilized, Non-Mature	1,447		1Q18	Thirty377	Redevelopment	305		2Q19
The Residences at Pacific City	Development	208	(3)	4Q19
					Austin, TX
San Francisco, CA					Residences at the Domain	Stabilized, Non-Mature	390		2Q18
Edgewater	Stabilized, Non-Mature	193		1Q18

Seattle, WA
Borgata Apartment Homes	Stabilized, Non-Mature	71		1Q18
Ashton Bellevue	Stabilized, Non-Mature	202		1Q18
Ten20	Stabilized, Non-Mature	129		1Q18
Milehouse	Stabilized, Non-Mature	177		1Q18
CityLine	Stabilized, Non-Mature	244		2Q18

					Total		3,366

Non-Mature Home Breakout - By Date (quarter indicates date of Same-Store inclusion)

		# of					# of
Date & Community	Category	Homes		Region	Date & Community	Category	Homes		Region

1Q18					2Q18
Borgata Apartment Homes	Stabilized, Non-Mature	71		West	CityLine	Stabilized, Non-Mature	244		West
Ashton Bellevue	Stabilized, Non-Mature	202		West	Residences at the Domain	Stabilized, Non-Mature	390		Southwest
Ten20	Stabilized, Non-Mature	129		West
Milehouse	Stabilized, Non-Mature	177		West	2Q19
Eight 80 Newport Beach	Stabilized, Non-Mature	1,447		West	Thirty377	Redevelopment	305		Southwest
Edgewater	Stabilized, Non-Mature	193		West
					4Q19
					The Residences at Pacific City	Development	208	(3)	West

					Total		3,366

Summary of Non-Mature Home Activity
		Stabilized,					Held for
	Market	Non-Mature		Acquired	Redevelopment	Development	Disposition		Total
Non-Mature Homes at June 30, 2017		2,853		-	305	124	-		3,282
The Residences at Pacific City	Orange County, CA	-		-	-	84	-		84
Non-Mature Homes at September 30, 2017		2,853		-	305	208	-		3,366

(1)	See Attachment 16 for definitions and other terms.
(2)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD Same-Store pool.
(3)	208 homes of 516 total homes have been delivered as of September 30, 2017 as described in Attachment 9.

Attachment 7(C)

UDR, Inc.

Total Revenue Per Occupied Home Summary

Portfolio Overview as of Quarter Ended

September 30, 2017

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3) (4)	Homes	Homes (4) (5)	(incl. JV at share) (5)

West Region
San Francisco, CA	$ 3,443	$ 4,086	$-	$ 3,487	$ 4,666	$ 3,599
Orange County, CA	2,360	1,929	3,882	2,239	2,298	2,241
Seattle, WA	2,151	2,781	-	2,333	4,188	2,402
Los Angeles, CA	2,713	-	-	2,713	3,786	2,829
Monterey Peninsula, CA	1,672	-	-	1,672	-	1,672
Other Southern CA	1,855	-	-	1,855	3,139	2,212
Portland, OR	1,537	-	-	1,537	-	1,537

Mid-Atlantic Region
Metropolitan DC	1,980	-	-	1,980	2,842	2,010
Richmond, VA	1,297	-	-	1,297	-	1,297
Baltimore, MD	1,694	-	-	1,694	1,800	1,716

Northeast Region
New York, NY	4,348	-	-	4,348	4,699	4,400
Boston, MA	2,985	-	-	2,985	2,542	2,853
Philadelphia, PA	-	-	-	-	3,252	3,252

Southeast Region
Orlando, FL	1,270	-	-	1,270	-	1,270
Nashville, TN	1,261	-	-	1,261	-	1,261
Tampa, FL	1,352	-	-	1,352	-	1,352
Other Florida	1,524	-	-	1,524	-	1,524

Southwest Region
Dallas, TX	1,244	-	1,950	1,335	1,707	1,407
Austin, TX	1,371	1,610	-	1,443	4,070	1,684
Denver, CO	-	-	-	-	3,277	3,277

Weighted Average	$ 2,072	$ 2,279	$2,096	$ 2,087	$ 3,046	$ 2,163

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition Communities categories on Attachment 5.
(4)	Development revenue per occupied home can be affected by the timing of home deliveries during a quarter and the effects of upfront rental rate concessions on cash-based calculations.
(5)	Represents joint ventures at UDR's ownership interests. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.

Net Operating Income Breakout By Market

September 30, 2017

(Dollars in Thousands)

(Unaudited) (1)

	Three Months Ended September 30, 2017

			UDR's
	Same-Store	Non Same-Store (2)	Share of JVs (2)(3)	Total

Net Operating Income	$ 155,659	$ 19,062	$ 20,465	$ 195,186

% of Net Operating Income	79.8%	9.7%	10.5%	100.0%

Three Months Ended September 30, 2017

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total

West Region			Northeast Region
San Francisco, CA	12.5%	12.0%	New York, NY	10.5%	10.9%
Orange County, CA	11.2%	12.6%	Boston, MA	6.3%	6.8%
Seattle, WA	5.8%	8.0%	Philadelphia, PA	0.0%	0.7%
Los Angeles, CA	4.4%	4.3%		16.8%	18.4%
Monterey Peninsula, CA	3.6%	2.9%	Southeast Region
Other Southern CA	1.9%	2.5%	Orlando, FL	4.2%	3.3%
Portland, OR	1.0%	0.8%	Nashville, TN	4.1%	3.3%
	40.4%	43.1%	Tampa, FL	3.9%	3.1%
			Other Florida	1.1%	0.9%
Mid-Atlantic Region				13.3%	10.6%
Metropolitan DC	21.3%	18.4%	Southwest Region
Richmond, VA	2.5%	2.0%	Dallas, TX	2.8%	3.5%
Baltimore, MD	1.6%	1.6%	Austin, TX	1.3%	2.0%
	25.4%	22.0%	Denver, CO	0.0%	0.4%
				4.1%	5.9%

			Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes results from Sold and Held for Disposition Communities.
(3)	Includes UDR's share of joint venture and partnership NOI on Attachment 12(A) but excludes UDR’s share of Developer Capital Program NOI on Attachment 12(B).

Attachment 8(A)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

September 30, 2017

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	3Q 2017 NOI	3Q 17	3Q 16	Change	3Q 17	3Q 16	Change

West Region
San Francisco, CA	2,558	12.5%	96.4%	96.2%	0.2%	$ 3,443	$ 3,365	2.3%
Orange County, CA	3,367	11.2%	96.1%	96.2%	-0.1%	2,360	2,260	4.4%
Seattle, WA	2,014	5.8%	96.6%	96.5%	0.1%	2,151	2,032	5.9%
Los Angeles, CA	1,225	4.4%	96.0%	96.3%	-0.3%	2,713	2,652	2.3%
Monterey Peninsula, CA	1,565	3.6%	96.7%	97.3%	-0.6%	1,672	1,534	9.0%
Other Southern CA	756	1.9%	96.4%	96.3%	0.1%	1,855	1,762	5.3%
Portland, OR	476	1.0%	97.3%	97.1%	0.2%	1,537	1,500	2.5%
	11,961	40.4%	96.4%	96.4%	0.0%	2,437	2,340	4.2%

Mid-Atlantic Region
Metropolitan DC	8,402	21.3%	96.9%	96.6%	0.3%	1,980	1,942	2.0%
Richmond, VA	1,358	2.5%	97.7%	96.8%	0.9%	1,297	1,285	0.9%
Baltimore, MD	720	1.6%	96.8%	96.4%	0.4%	1,694	1,702	-0.5%
	10,480	25.4%	97.0%	96.6%	0.4%	1,871	1,840	1.7%

Northeast Region
New York, NY	1,945	10.5%	97.7%	97.3%	0.4%	4,348	4,314	0.8%
Boston, MA	1,548	6.3%	96.5%	96.2%	0.3%	2,985	2,847	4.8%
	3,493	16.8%	97.2%	96.8%	0.4%	3,748	3,668	2.2%

Southeast Region
Orlando, FL	2,500	4.2%	96.9%	97.1%	-0.2%	1,270	1,201	5.7%
Nashville, TN	2,260	4.1%	96.6%	97.8%	-1.2%	1,261	1,208	4.4%
Tampa, FL	2,287	3.9%	97.2%	96.9%	0.3%	1,352	1,301	3.9%
Other Florida	636	1.1%	96.1%	96.6%	-0.5%	1,524	1,488	2.4%
	7,683	13.3%	96.8%	97.2%	-0.4%	1,313	1,256	4.5%

Southwest Region
Dallas, TX	2,040	2.8%	95.8%	96.9%	-1.1%	1,244	1,170	6.3%
Austin, TX	883	1.3%	97.0%	97.3%	-0.3%	1,371	1,363	0.6%
	2,923	4.1%	96.2%	97.0%	-0.8%	1,283	1,228	4.4%

Total/Weighted Avg.	36,540	100.0%	96.7%	96.7%	0.0%	$ 2,072	$ 2,006	3.3%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

September 30, 2017

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	3Q 17	3Q 16	Change	3Q 17	3Q 16	Change	3Q 17	3Q 16	Change

West Region
San Francisco, CA	2,558	$ 25,468	$ 24,844	2.5%	$ 6,081	$ 5,305	14.6%	$ 19,387	$ 19,539	-0.8%
Orange County, CA	3,367	22,912	21,960	4.3%	5,481	4,962	10.5%	17,431	16,998	2.5%
Seattle, WA	2,014	12,554	11,850	5.9%	3,542	3,248	9.1%	9,012	8,602	4.8%
Los Angeles, CA	1,225	9,571	9,387	2.0%	2,696	2,600	3.7%	6,875	6,787	1.3%
Monterey Peninsula, CA	1,565	7,592	7,006	8.4%	1,941	1,781	8.9%	5,651	5,225	8.2%
Other Southern CA	756	4,055	3,848	5.4%	1,070	1,041	2.8%	2,985	2,807	6.4%
Portland, OR	476	2,135	2,080	2.7%	537	528	1.8%	1,598	1,552	3.0%
	11,961	84,287	80,975	4.1%	21,348	19,465	9.7%	62,939	61,510	2.3%

Mid-Atlantic Region
Metropolitan DC	8,402	48,356	47,291	2.3%	15,189	15,635	-2.8%	33,167	31,656	4.8%
Richmond, VA	1,358	5,163	5,067	1.9%	1,301	1,285	1.3%	3,862	3,782	2.1%
Baltimore, MD	720	3,542	3,545	-0.1%	1,092	1,025	6.5%	2,450	2,520	-2.8%
	10,480	57,061	55,903	2.1%	17,582	17,945	-2.0%	39,479	37,958	4.0%

Northeast Region
New York, NY	1,945	24,785	24,490	1.2%	8,486	7,500	13.1%	16,299	16,990	-4.1%
Boston, MA	1,548	13,377	12,721	5.2%	3,576	3,332	7.3%	9,801	9,389	4.4%
	3,493	38,162	37,211	2.6%	12,062	10,832	11.3%	26,100	26,379	-1.1%

Southeast Region
Orlando, FL	2,500	9,233	8,743	5.6%	2,740	2,750	-0.3%	6,493	5,993	8.3%
Nashville, TN	2,260	8,256	8,013	3.0%	1,873	2,404	-22.1%	6,383	5,609	13.8%
Tampa, FL	2,287	9,014	8,651	4.2%	2,993	3,115	-3.9%	6,021	5,536	8.8%
Other Florida	636	2,794	2,743	1.9%	979	999	-2.1%	1,815	1,744	4.1%
	7,683	29,297	28,150	4.1%	8,585	9,268	-7.4%	20,712	18,882	9.7%

Southwest Region
Dallas, TX	2,040	7,294	6,940	5.1%	2,915	2,573	13.3%	4,379	4,367	0.3%
Austin, TX	883	3,522	3,513	0.2%	1,472	1,465	0.5%	2,050	2,048	0.1%
	2,923	10,816	10,453	3.5%	4,387	4,038	8.6%	6,429	6,415	0.2%

Total	36,540	$ 219,623	$ 212,692	3.3%	$ 63,964	$ 61,548	3.9%	$ 155,659	$ 151,144	3.0%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

September 30, 2017

(Unaudited) (1)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	3Q 17	2Q 17	Change	3Q 17	2Q 17	Change

West Region
San Francisco, CA	2,558	96.4%	96.8%	-0.4%	$ 3,443	$ 3,401	1.2%
Orange County, CA	3,367	96.1%	95.7%	0.4%	2,360	2,341	0.8%
Seattle, WA	2,014	96.6%	96.6%	0.0%	2,151	2,113	1.8%
Los Angeles, CA	1,225	96.0%	95.1%	0.9%	2,713	2,716	-0.1%
Monterey Peninsula, CA	1,565	96.7%	97.6%	-0.9%	1,672	1,613	3.7%
Other Southern CA	756	96.4%	96.2%	0.2%	1,855	1,826	1.6%
Portland, OR	476	97.3%	97.7%	-0.4%	1,537	1,529	0.5%
	11,961	96.4%	96.4%	0.0%	2,437	2,406	1.3%

Mid-Atlantic Region
Metropolitan DC	8,402	96.9%	97.0%	-0.1%	1,980	1,986	-0.3%
Richmond, VA	1,358	97.7%	97.9%	-0.2%	1,297	1,284	1.0%
Baltimore, MD	720	96.8%	97.3%	-0.5%	1,694	1,679	0.9%
	10,480	97.0%	97.1%	-0.1%	1,871	1,873	-0.1%

Northeast Region
New York, NY	1,945	97.7%	97.3%	0.4%	4,348	4,328	0.5%
Boston, MA	1,548	96.5%	96.4%	0.1%	2,985	2,939	1.6%
	3,493	97.2%	96.9%	0.3%	3,748	3,716	0.9%

Southeast Region
Orlando, FL	2,500	96.9%	96.9%	0.0%	1,270	1,254	1.3%
Nashville, TN	2,260	96.6%	96.9%	-0.3%	1,261	1,254	0.6%
Tampa, FL	2,287	97.2%	97.1%	0.1%	1,352	1,349	0.2%
Other Florida	636	96.1%	96.8%	-0.7%	1,524	1,521	0.2%
	7,683	96.8%	97.0%	-0.2%	1,313	1,304	0.6%

Southwest Region
Dallas, TX	2,040	95.8%	96.5%	-0.7%	1,244	1,215	2.4%
Austin, TX	883	97.0%	97.2%	-0.2%	1,371	1,363	0.6%
	2,923	96.2%	96.7%	-0.5%	1,283	1,260	1.8%

Total/Weighted Avg.	36,540	96.7%	96.8%	-0.1%	$ 2,072	$ 2,056	0.8%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

September 30, 2017

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	3Q 17	2Q 17	Change	3Q 17	2Q 17	Change	3Q 17	2Q 17	Change

West Region
San Francisco, CA	2,558	$ 25,468	$ 25,264	0.8%	$ 6,081	$ 5,966	1.9%	$ 19,387	$ 19,298	0.5%
Orange County, CA	3,367	22,912	22,629	1.3%	5,481	5,344	2.6%	17,431	17,285	0.8%
Seattle, WA	2,014	12,554	12,331	1.8%	3,542	3,404	4.0%	9,012	8,927	1.0%
Los Angeles, CA	1,225	9,571	9,491	0.8%	2,696	2,526	6.7%	6,875	6,965	-1.3%
Monterey Peninsula, CA	1,565	7,592	7,389	2.7%	1,941	1,778	9.2%	5,651	5,611	0.7%
Other Southern CA	756	4,055	3,985	1.8%	1,070	1,018	5.1%	2,985	2,967	0.6%
Portland, OR	476	2,135	2,133	0.1%	537	528	1.8%	1,598	1,605	-0.5%
	11,961	84,287	83,222	1.3%	21,348	20,564	3.8%	62,939	62,658	0.5%

Mid-Atlantic Region
Metropolitan DC	8,402	48,356	48,551	-0.4%	15,189	14,785	2.7%	33,167	33,766	-1.8%
Richmond, VA	1,358	5,163	5,120	0.8%	1,301	1,228	6.0%	3,862	3,892	-0.8%
Baltimore, MD	720	3,542	3,528	0.4%	1,092	1,080	1.1%	2,450	2,448	0.1%
	10,480	57,061	57,199	-0.2%	17,582	17,093	2.9%	39,479	40,106	-1.6%

Northeast Region
New York, NY	1,945	24,785	24,574	0.9%	8,486	7,238	17.2%	16,299	17,336	-6.0%
Boston, MA	1,548	13,377	13,158	1.7%	3,576	3,343	7.0%	9,801	9,815	-0.1%
	3,493	38,162	37,732	1.1%	12,062	10,581	14.0%	26,100	27,151	-3.9%

Southeast Region
Orlando, FL	2,500	9,233	9,115	1.3%	2,740	2,634	4.0%	6,493	6,481	0.2%
Nashville, TN	2,260	8,256	8,236	0.2%	1,873	2,476	-24.3%	6,383	5,760	10.8%
Tampa, FL	2,287	9,014	8,989	0.3%	2,993	2,989	0.1%	6,021	6,000	0.3%
Other Florida	636	2,794	2,809	-0.5%	979	991	-1.2%	1,815	1,818	-0.1%
	7,683	29,297	29,149	0.5%	8,585	9,090	-5.6%	20,712	20,059	3.3%

Southwest Region
Dallas, TX	2,040	7,294	7,176	1.6%	2,915	2,518	15.8%	4,379	4,658	-6.0%
Austin, TX	883	3,522	3,509	0.4%	1,472	1,554	-5.3%	2,050	1,955	4.8%
	2,923	10,816	10,685	1.2%	4,387	4,072	7.7%	6,429	6,613	-2.8%

Total	36,540	$ 219,623	$ 217,987	0.8%	$ 63,964	$ 61,400	4.2%	$ 155,659	$ 156,587	-0.6%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

September 30, 2017

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2017 NOI	YTD 17	YTD 16	Change	YTD 17	YTD 16	Change

West Region
San Francisco, CA	2,558	12.7%	96.8%	96.1%	0.7%	$ 3,405	$ 3,348	1.7%
Orange County, CA	3,367	11.4%	95.8%	96.0%	-0.2%	2,342	2,232	4.9%
Seattle, WA	2,014	5.8%	96.7%	96.5%	0.2%	2,111	1,987	6.2%
Los Angeles, CA	1,225	4.5%	95.6%	95.2%	0.4%	2,701	2,624	2.9%
Monterey Peninsula, CA	1,565	3.6%	96.9%	96.8%	0.1%	1,622	1,492	8.7%
Other Southern CA	756	1.9%	95.9%	95.7%	0.2%	1,824	1,724	5.8%
Portland, OR	476	1.1%	97.2%	97.3%	-0.1%	1,532	1,463	4.7%
	11,961	41.0%	96.4%	96.2%	0.2%	2,408	2,308	4.3%

Mid-Atlantic Region
Metropolitan DC	7,551	19.7%	97.0%	96.4%	0.6%	1,988	1,940	2.5%
Richmond, VA	1,358	2.6%	97.7%	96.7%	1.0%	1,285	1,268	1.3%
Baltimore, MD	720	1.6%	96.7%	96.7%	0.0%	1,690	1,687	0.2%
	9,629	23.9%	97.1%	96.4%	0.7%	1,866	1,828	2.1%

Northeast Region
New York, NY	1,945	11.1%	97.7%	97.2%	0.5%	4,336	4,254	1.9%
Boston, MA	1,548	6.5%	96.3%	96.2%	0.1%	2,956	2,838	4.2%
	3,493	17.6%	97.1%	96.7%	0.4%	3,729	3,634	2.6%

Southeast Region
Orlando, FL	2,500	4.2%	96.9%	96.8%	0.1%	1,251	1,180	6.0%
Nashville, TN	2,260	3.9%	96.9%	97.6%	-0.7%	1,251	1,187	5.4%
Tampa, FL	2,287	3.9%	97.0%	96.7%	0.3%	1,342	1,284	4.5%
Other Florida	636	1.2%	96.5%	96.1%	0.4%	1,513	1,487	1.7%
	7,683	13.2%	96.9%	96.9%	0.0%	1,300	1,238	5.0%

Southwest Region
Dallas, TX	2,040	3.0%	96.5%	96.9%	-0.4%	1,221	1,150	6.2%
Austin, TX	883	1.3%	97.1%	96.8%	0.3%	1,366	1,345	1.6%
	2,923	4.3%	96.7%	96.9%	-0.2%	1,265	1,209	4.6%

Total/Weighted Avg.	35,689	100.0%	96.8%	96.5%	0.3%	$ 2,059	$ 1,987	3.6%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

September 30, 2017

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 17	YTD 16	Change	YTD 17	YTD 16	Change	YTD 17	YTD 16	Change

West Region
San Francisco, CA	2,558	$ 75,872	$ 74,061	2.4%	$ 17,902	$ 17,521	2.2%	$ 57,970	$ 56,540	2.5%
Orange County, CA	3,367	67,981	64,932	4.7%	16,084	14,827	8.5%	51,897	50,105	3.6%
Seattle, WA	2,014	36,997	34,748	6.5%	10,304	9,562	7.8%	26,693	25,186	6.0%
Los Angeles, CA	1,225	28,463	27,543	3.3%	7,775	7,717	0.7%	20,688	19,826	4.3%
Monterey Peninsula, CA	1,565	22,138	20,339	8.8%	5,506	5,282	4.3%	16,632	15,057	10.5%
Other Southern CA	756	11,899	11,225	6.0%	3,085	3,057	0.9%	8,814	8,168	7.9%
Portland, OR	476	6,380	6,100	4.6%	1,581	1,509	4.8%	4,799	4,591	4.5%
	11,961	249,730	238,948	4.5%	62,237	59,475	4.6%	187,493	179,473	4.5%

Mid-Atlantic Region
Metropolitan DC	7,551	131,075	127,102	3.1%	41,082	41,525	-1.1%	89,993	85,577	5.2%
Richmond, VA	1,358	15,347	14,986	2.4%	3,761	3,952	-4.9%	11,586	11,034	5.0%
Baltimore, MD	720	10,588	10,573	0.1%	3,202	3,034	5.6%	7,386	7,539	-2.0%
	9,629	157,010	152,661	2.8%	48,045	48,511	-1.0%	108,965	104,150	4.6%

Northeast Region
New York, NY	1,945	74,161	72,389	2.4%	23,360	20,997	11.3%	50,801	51,392	-1.2%
Boston, MA	1,548	39,653	38,031	4.3%	10,303	9,702	6.2%	29,350	28,329	3.6%
	3,493	113,814	110,420	3.1%	33,663	30,699	9.7%	80,151	79,721	0.5%

Southeast Region
Orlando, FL	2,500	27,284	25,693	6.2%	8,029	7,849	2.3%	19,255	17,844	7.9%
Nashville, TN	2,260	24,662	23,565	4.7%	6,892	6,821	1.0%	17,770	16,744	6.1%
Tampa, FL	2,287	26,802	25,552	4.9%	8,835	8,702	1.5%	17,967	16,850	6.6%
Other Florida	636	8,355	8,179	2.2%	2,915	2,858	2.0%	5,440	5,321	2.2%
	7,683	87,103	82,989	5.0%	26,671	26,230	1.7%	60,432	56,759	6.5%

Southwest Region
Dallas, TX	2,040	21,637	20,472	5.7%	7,936	7,389	7.4%	13,701	13,083	4.7%
Austin, TX	883	10,544	10,343	1.9%	4,523	4,336	4.3%	6,021	6,007	0.2%
	2,923	32,181	30,815	4.4%	12,459	11,725	6.3%	19,722	19,090	3.3%

Total	35,689	$ 639,838	$ 615,833	3.9%	$ 183,075	$ 176,640	3.6%	$ 456,763	$ 439,193	4.0%

(1)	See See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.

Same-Store Operating Information By Major Market

September 30, 2017

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover (2)(3)
	3Q 2017	3Q 2017	3Q 2017	3Q 2017	3Q 2016	YTD 2017	YTD 2016

West Region
San Francisco, CA	2.3%	1.1%	3.7%	66.4%	69.9%	56.6%	61.0%
Orange County, CA	2.7%	1.7%	4.2%	67.9%	64.0%	58.3%	58.3%
Seattle, WA	4.7%	3.0%	6.7%	68.0%	65.4%	58.5%	56.6%
Los Angeles, CA	2.2%	1.2%	3.4%	60.9%	58.0%	51.2%	57.2%
Monterey Peninsula, CA	7.8%	7.1%	8.3%	60.1%	61.6%	50.9%	56.0%
Other Southern CA	4.0%	2.4%	5.5%	69.8%	70.3%	60.1%	58.7%
Portland, OR	2.7%	0.6%	4.6%	54.2%	69.2%	51.7%	62.4%

Mid-Atlantic Region
Metropolitan DC	1.7%	-1.4%	4.8%	60.1%	60.6%	48.5%	48.3%
Richmond, VA	3.9%	3.0%	4.8%	54.6%	65.7%	50.9%	55.1%
Baltimore, MD	1.1%	-1.1%	4.0%	70.5%	77.1%	62.4%	60.4%

Northeast Region
New York, NY	1.3%	-0.7%	3.1%	65.7%	59.2%	43.2%	42.8%
Boston, MA	4.7%	3.6%	5.8%	61.8%	63.3%	52.0%	50.2%

Southeast Region
Orlando, FL	5.9%	5.4%	6.5%	64.0%	66.3%	53.5%	55.9%
Nashville, TN	2.4%	1.0%	4.0%	59.0%	62.0%	55.2%	54.9%
Tampa, FL	5.0%	4.5%	5.5%	60.5%	70.1%	55.7%	58.9%
Other Florida	5.3%	2.5%	7.8%	48.7%	51.2%	39.7%	45.4%

Southwest Region
Dallas, TX	2.6%	0.6%	5.0%	70.0%	68.5%	58.1%	58.5%
Austin, TX	1.7%	-1.5%	4.8%	52.1%	62.0%	46.8%	53.6%

Total/Weighted Avg.	2.9%	1.1%	4.8%	62.6%	64.0%	52.8%	54.1%

3Q 2016 Weighted Avg. Lease Rate Growth (3)	4.1%	2.7%	5.6%

3Q 2017 Percentage of Total Repriced Homes		51.9%	48.1%

(1)	See Attachment 16 for definitions and other terms.
(2)	3Q17 same-store home count: 36,540. YTD 2017 same-store home count: 35,689.
(3)	3Q16 same-store home count: 32,472. YTD 2016 same-store home count: 32,310.

Attachment 9

UDR, Inc.

Development Summary

September 30, 2017

(Dollars in Thousands)

(Unaudited) (1) (2)

Wholly-Owned
										Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Debt	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction
The Residences at Pacific City	Huntington Beach, CA	516	208	$311,931	$350,000	$678		$-	2Q15	2Q17	1Q18	31.8%	23.6%
345 Harrison Street	Boston, MA	585	-	222,386	366,500	626	(3)	-	1Q16	3Q18	1Q19	-	-
Total Under Construction		1,101	208	$534,317	$716,500	$651		$-

Completed Projects, Non-Stabilized
N/A	N/A	-	-	$-	$-	$-		$-	N/A	N/A	N/A	-	-
Total Completed		-	-	$-	$-	$-		$-

Total - Wholly Owned		1,101	208	$534,317	$716,500	$651		$-

Net Operating Income From Wholly-Owned Projects								UDR's Capitalized Interest
		3Q 17							3Q 17

Projects Under Construction		$(6)							$ 3,629
Completed, Non-Stabilized		-
Total		$(6)

Unconsolidated Joint Ventures and Partnerships (7)
										Schedule		Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date (8)	Cost		Debt (9)	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
Crescent Heights	Los Angeles, CA	50%	150	-	$92,965	$129,000	(6)	$12,673	2Q16	3Q18	3Q18	-	-
Vitruvian West	Addison, TX	50%	383	-	28,519	59,000		2,382	4Q16	2Q18	4Q18	-	-
Total Under Construction			533	-	$121,484	$188,000		$15,055
Completed Projects, Non-Stabilized
3033 Wilshire	Los Angeles, CA	50%	190	190	$107,408	$108,000	(4)	$58,477	4Q14	4Q16	4Q16	87.4%	84.7%
Residences on Jamboree	Irvine, CA	50%	381	381	122,431	124,250		66,520	3Q14	4Q16	1Q17	97.9%	96.9%
Verve Mountain View	Mountain View, CA	50%	155	155	93,901	97,500	(5)	50,839	1Q15	2Q17	2Q17	97.4%	97.4%
Total Completed, Non-Stabilized			726	726	$323,740	$329,750		$175,836

Total - Unconsolidated Joint Ventures and Partnerships			1,259	726	$445,224	$517,750		$190,891
UDR's Share of Net Operating Income From Unconsolidated Joint Venture Projects								UDR's Capitalized Interest
		3Q 17							3Q 17
Projects Under Construction		$(3)							$ 482
Completed, Non-Stabilized		1,515
Total		$1,512

Projected Weighted Average Stabilized Yield on Development Projects Over Respective Market Cap Rates:									150-200 bps

(1)	See Attachment 16 for definitions and other terms.
(2)	The development summary above includes all communities under development that UDR wholly owns or owns an interest in through an unconsolidated joint venture.
(3)	Includes 35,200 square feet of retail space.
(4)	Includes 5,500 square feet of retail space.
(5)	Includes 4,500 square feet of retail space.
(6)	Includes 6,000 square feet of retail space.
(7)	Unconsolidated developments are presented at 100%.
(8)	Cost to Date includes land using the fair value established at joint venture formation versus historical cost and excludes UDR outside basis differences.
(9)	Debt balances are presented net of deferred financing costs.

Attachment 10

UDR, Inc.

Redevelopment Summary

September 30, 2017

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned

			Sched.					Schedule				Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost				Same-
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Acq.	Start	Compl.	Store (3)	Leased	Occupied

Projects in Redevelopment

Thirty377 (4)	Dallas, TX	305	56	41	$ 8,006	$ 9,500	$ 31	3Q06	3Q16	1Q18	2Q19	96.4%	95.7%
Total		305	56	41	$ 8,006	$ 9,500	$ 31

UDR's Capitalized Interest
3Q 17
$ 2

Projected Weighted Average Return on
Incremental Capital Invested:	7.0% to 9.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR's incremental capital invested in the projects.
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(4)	Redevelopment project consists of interior home improvements and renovation of building exteriors, corridors, and common area amenities.

Attachment 11

UDR, Inc.

Land Summary

September 30, 2017

(Dollars in Thousands)

(Unaudited) (1)

		UDR Ownership	Real Estate	UDR's Share
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)

						Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
7 Harcourt (3)	Boston, MA	100%	$ 7,222	$ 7,222	Complete	In Process
Vitruvian Park®	Addison, TX	100%	13,616	13,616	Complete		In Process
Dublin Land	Dublin, CA	100%	11,076	11,076	In Process	In Process
Total			$ 31,914	$ 31,914

			Real Estate	UDR's Share
Unconsolidated Joint Ventures and Partnerships			Cost Basis	Cost Basis

UDR/MetLife Land - 5 parcels	Addison, TX	50%	$ 45,216	$ 22,608	Complete	In Process	In Process
Total			$ 45,216	$ 22,608

Total			$ 77,130	$ 54,522

UDR's Capitalized Interest
3Q 17
$ 525

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development:  During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development:  Entitled and/or unentitled land sites that the Company holds for future development.

(3)	Land is adjacent to UDR's Garrison Square community.

Attachment 12(A)

UDR, Inc.

Unconsolidated Joint Venture Summary

September 30, 2017

(Dollars in Thousands)

(Unaudited) (1)

Portfolio Characteristics

		# of			Physical	Total Rev. per	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Occ. Home	UDR's Share		Total
Joint Venture and Partnerships	Type	Parcels	Homes (4)	Interest	3Q 17	3Q 17 (1)	3Q 17	YTD 17	YTD 17 (2)
UDR / MetLife
Operating communities	Various	22	5,453	50%	95.8%	$ 2,940	$ 15,912	$ 47,982	$ 95,870
Non-Mature	High-rise	1	447	51%	94.7%	4,843	1,982	5,532	10,847
Development communities	Various	5	726	50%	84.1%	2,921	1,512	2,029	4,052
Land parcels		5	-	50%	-	-	(11)	(29)	(60)
UDR / KFH	High-rise	3	660	30%	96.5%	2,676	1,070	3,242	10,808
Total/Weighted Average		36	7,286		94.6%	$ 3,046	$ 20,465	$ 58,756	$ 121,517

Balance Sheet Characteristics and Returns
	Gross Book Value				Weighted
	of JV Real	Total Project	UDR's Equity		Avg. Debt	Debt	Returns (5)
Joint Venture and Partnerships	Estate Assets (3)	Debt (3)	Investment		Interest Rate	Maturities	ROIC	ROE
UDR / MetLife
Operating communities	$ 2,273,458	$ 1,305,007	$ 331,973		4.32%	2019-2025
Non-Mature	318,595	196,126	59,288		3.74%	2027
Development communities	463,682	190,891	128,838		3.68%	2018-2020
Land parcels	45,216	-	37,484		N/A	N/A
UDR / KFH	286,375	165,772	9,930		3.26%	2025-2026
Total/Weighted Average	$ 3,387,326	$ 1,857,796	$ 567,513		4.10%		5.9%	7.9%

Same-Store Unconsolidated Joint Venture Growth
	Same-Store
	Joint Venture	3Q 17 vs. 3Q 16 Growth				3Q 17 vs. 2Q 17 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	22	0.5%	-0.5%	1.0%		0.6%	7.1%	-2.2%
UDR / KFH	3	1.8%	8.1%	-0.7%		0.9%	7.1%	-1.5%
Total/Average	25	0.6%	0.3%	0.8%		0.7%	7.1%	-2.2%

				NOI				NOI
	Same-Store JV Results at UDR's Ownership Interest			0.9%				-2.2%

	Same-Store
	Joint Venture	YTD 17 vs. YTD 16 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI
UDR / MetLife	21	1.1%	-0.6%	1.9%
UDR / KFH	3	2.0%	3.2%	1.5%
Total/Average	24	1.2%	-0.2%	1.8%

				NOI
	Same-Store JV Results at UDR's Ownership Interest			1.8%

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents NOI at 100% for the period ended September 30, 2017.
(3)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs.
(4)	Includes homes completed for the period ended September 30, 2017.
(5)	Excludes non-stabilized developments and land.

Attachment 12(B)

UDR, Inc.

Developer Capital Program (2)

September 30, 2017

(Dollars in Thousands)

(Unaudited) (1)

West Coast Development JV (3)
UDR Initial	UDR
Own.	# of	Compl.	Going-in	Investment	Share of	Schedule	Percentage
Community	Location	Interest	Homes	Homes	Valuation	Cost	Debt (4)	Start	Compl.	Stabilization	Leased	Occupied

Projects Under Construction

Parallel	Anaheim, CA	49%	386	-	$ 114,660	$26,529	$15,508	4Q14	1Q18	4Q18	-	-
CityLine II	Seattle, WA	49%	155	-	58,250	15,484	3,978	3Q16	1Q18	4Q18	-	-
Amberglen	Hillsboro, OR	49%	276	-	68,400	16,121	3,684	4Q16	3Q18	1Q19	-	-
Total	817	-	$ 241,310	$58,134	$23,170
Completed Projects, Non-Stabilized
OLiVE DTLA (5)	Los Angeles, CA	47%	293	293	$ 129,360	$33,698	$26,807	2Q14	4Q16	4Q17	91.1%	87.4%
Total	293	293	$ 129,360	$33,698	$26,807
Completed Projects, Stabilized
Katella Grand I (6)	Anaheim, CA	49%	399	399	$ 137,935	$34,268	$31,821	4Q13	2Q16	4Q16	93.7%	92.2%
Total	399	399	$ 137,935	$34,268	$31,821

Total - West Coast Development JV	1,509	692	$ 508,605	$126,100	$81,798

Economics For Projects Under Construction and Completed Projects, Non-Stabilized
3Q 2017 at UDR's Share
Income from
UDR's Equity	Preferred	Preferred Equity
Investment (7)	Return	Preferred Return	Net Operating Income	Interest and Other Expense	Investment (8)
West Coast Development JV	$ 101,371	6.5%	$1,545	$-	$(91)	$1,454

Economics For Completed Projects, Stabilized
3Q 2017 at UDR's Share (3)
Total Rev. per	Income from
UDR's Equity	Occ. Home	Preferred Equity
Investment (7)	3Q 2017 (1)	Preferred Return	Net Operating Income	Interest and Other Expense	Investment (8)
West Coast Development JV	$ 37,177	$ 2,380	$69	$1,252	$(550)	$771

Total - West Coast Development JV	$1,614	$1,252	$(641)	$2,225

Developer Capital Program - Other
Income from
# of	UDR Investment	Return	Years to	Investment	Upside	Investment
Community	Location	Homes	Commitment (12)	Balance (12)	Rate	Maturity	3Q 2017	Participation	Type
The Portals (9)	Washington, DC	373	$ 38,559	$ 17,048	11.0%	3.7	$330	-	Mezzanine Loan
1532 Harrison	San Francisco, CA	136	24,645	9,115	11.0%	4.8	226	-	Preferred Equity
Steele Creek (10)	Denver, CO	218	93,458	93,983	6.5%	0.1	1,567	50%	Participating Loan
1200 Broadway (11)	Nashville, TN	313	55,558	12,894	8.0%	5.0	65	Variable	Preferred Equity
Total - Developer Capital Program - Other	1,040	$ 212,220	$ 133,040	8.2%	2.6	$2,188

Total Developer Capital Program - UDR Initial Investment Cost/UDR Investment Balance, Including Accrued Return	$273,043

(1)	See Attachment 16 for definitions and other terms.
(2)

UDR's investment is reflected as investment in and advances to unconsolidated joint ventures on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities on the Consolidated Statements of Operations in accordance with GAAP.

(3)

On the West Coast Development JV communities, UDR receives a 6.5% preferred return on our equity investment cost until stabilization.  Our partner assumes all economics until stabilization.  Upon stabilization, economics will be shared between UDR and our partner.  A community is considered stabilized when it reaches 80% occupancy for ninety consecutive days.  UDR has the option to purchase each community at a fixed price one year after completion.  In 3Q17, the West Coast Development JV sold 8th & Republican to an unaffiliated third-party.  See Attachment 13 for additional details.  UDR's economics for Completed Projects, Stabilized above includes $253 thousand of NOI and $192 thousand of interest and other expense related to 8th & Republican for the quarter.

(4)	Debt balances are presented net of deferred financing costs.
(5)	A small ownership interest in OLiVE DTLA is held by an additional co-investor.
(6)	Subsequent to quarter end, the West Coast Development JV entered into a contract for the sale of Katella Grand I to an unaffiliated third-party for $148.0 million.
(7)	UDR's equity investment of $138.5 million is inclusive of outside basis, depreciation expense and our accrued preferred return, which differs from our investment cost of $126.1 million.
(8)	Excludes depreciation expense.
(9)

In May 2017, UDR entered into a new joint venture with an unaffiliated third-party, and the joint venture made a $71.0 million mezzanine loan commitment to a third-party developer of a 373 apartment home community.

(10)	On October 5, 2017, Steele Creek was acquired 100% by UDR.
(11)

In September 2017, UDR entered into a new joint venture with an unaffiliated third-party.  UDR earns an 8.0% return rate and receives a variable percentage of the value created from the project upon a capital or liquidating event.

(12)	Investment commitment represents loan principal or equity and therefore excludes accrued return. Investment balance includes accrued return prior to the period end.

Attachment 13

UDR, Inc.

Acquisitions, Dispositions and Developer Capital Program Investments Summary

September 30, 2017

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
			Ownership	Ownership				# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price (2)	Debt (2)		Homes	Home

Acquisitions - Wholly-Owned

Jan-17	CityLine (3)	Seattle, WA	49%	100%	$ 86,500	$-		244	$355
					$ 86,500	$-		244	$355

				Post
			Prior	Transaction
			Ownership	Ownership	Going-in			# of	Price per
Date of Investment	Community	Location	Interest	Interest	Valuation	Debt (2)		Homes	Home

Developer Capital Program - West Coast Development JV

Mar-17	CityLine II	Seattle, WA	0%	49%	$ 58,250	$26,650	(4)	155	$376
Jun-17	Amberglen	Hillsboro, OR	0%	49%	68,400	35,500	(4)	276	248
					$ 126,650	$62,150		431	$294

Developer Capital Program - Other					UDR Investment	Return		# of	Years to
					Commitment	Rate		Homes	Maturity
May-17	The Portals	Washington, DC	N/A	N/A	$ 38,559	11.0%		373	4.0
Jun-17	1532 Harrison	San Francisco, CA	N/A	N/A	24,645	11.0%		136	5.0
Sep-17	1200 Broadway	Nashville, TN	N/A	N/A	55,558	8.0%		313	5.0
					$ 118,762	9.6%		822	4.7

				Post
			Prior	Transaction
			Ownership	Ownership				# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)		Homes	Home

Dispositions - Wholly-Owned Land

Feb-17	Hanover Village (5)	Mechanicsville, VA	100%	0%	$ 3,500	$-		-	$-
					$ 3,500	$-		-	$-

Dispositions - Developer Capital Program - West Coast Development JV

Aug-17	8th & Republican (6)	Seattle, WA	48%	0%	$ 101,250	$45,066		211	$480
					$ 101,250	$45,066		211	$480

(1)	See Attachment 16 for definitions and other terms.
(2)	Price represents 100% of assets. Debt represents 100% of the asset's indebtedness.
(3)

UDR recorded a gain on consolidation of approximately $12.2 million during the nine months ended September 30, 2017, which is included in income/(loss) from unconsolidated entities in Attachment 1.  Total fair value is approximately $98.7 million.

(4)	Debt represents maximum debt of the joint venture at 100% upon completion of construction. See Attachment 12(B) for additional details.
(5)	UDR recorded a gain on sale of approximately $2.1 million during the nine months ended September 30, 2017, which is included in gain/(loss) on sale of real estate owned, net of tax in Attachment 1.
(6)	UDR recorded a gain on sale of approximately $2.4 million during the three months ended September 30, 2017, which is included in income/(loss) from unconsolidated entities in Attachment 1.

Attachment 14

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary

September 30, 2017

(In thousands, except cost per home)

(Unaudited) (1)

		Three Months		Capex	Nine Months		Capex
	Estimated	Ended	Cost	as a %	Ended	Cost	as a %
Category (Capitalized)	Useful Life (yrs.)	September 30, 2017	per Home	of NOI	September 30, 2017	per Home	of NOI

Capital Expenditures for Consolidated Homes (2)

Average number of homes (3)		39,698			39,698

Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$ 4,953	$125		$ 11,495	$290
Building exteriors	5 - 20	2,918	74		6,675	168
Landscaping and grounds	10	1,325	33		3,668	92
Total asset preservation		9,196	232		21,838	550
Turnover related	5	3,453	87		8,284	209
Total Recurring Cap Ex		12,649	319	7%	30,122	759	6%
Revenue Enhancing Cap Ex (4)
Kitchen & Bath		4,943	125		12,343	311
Revenue Enhancing		7,963	201		23,381	589
Total Revenue Enhancing Cap Ex	5 - 20	12,906	325		35,724	900

Total Recurring and Revenue Enhancing Cap Ex		$ 25,555	$644		$ 65,846	$1,659

One-Time Infrastructure Cap Ex	5 - 35	$ 125	$-		$ 739	$-

		Three Months			Nine Months
		Ended	Cost		Ended	Cost
Category (Expensed)		September 30, 2017	per Home		September 30, 2017	per Home
Repair and Maintenance for Consolidated Homes
Average number of homes (3)		39,698			39,698
Contract services		$ 5,078	$128		$ 14,631	$369
Turnover related expenses		1,298	33		3,334	84
Other Repair and Maintenance
Building interiors		1,755	44		5,078	128
Building exteriors		461	12		1,381	35
Landscaping and grounds		195	5		642	16
Total		$ 8,787	$221		$ 25,066	$631

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(4)	Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR's overall capital expenditure plan.

Attachment 15

UDR, Inc.

Full-Year 2017 Guidance

September 30, 2017

(Unaudited) (1)

Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance	4Q 2017	Full-Year 2017	Prior Guidance

Income/(loss) per weighted average common share, diluted	$0.11 to $0.13	$0.29 to $0.31	$0.31 to $0.36
FFO per common share and unit, diluted	$0.46 to $0.48	$1.83 to $1.85	$1.83 to $1.87
FFO as Adjusted per common share and unit, diluted	$0.47 to $0.49	$1.86 to $1.88	$1.84 to $1.88
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.42 to $0.44	$1.71 to $1.73	$1.69 to $1.73
Annualized dividend per share and unit		$1.24	$1.24

Same-Store Guidance		Full-Year 2017	Prior Guidance

Revenue growth		3.50% - 3.90%	3.25% - 4.00%
Expense growth		3.10% - 3.60%	2.50% - 3.50%
NOI growth		3.60% - 4.20%	3.50% - 4.25%
Physical occupancy		96.7%	96.7%

Same-Store homes		35,689	35,689

Sources of Funds ($ in millions)		Full-Year 2017	Prior Guidance

AFFO in Excess of Dividends		$144 to $150	$139 to $151
Sales Proceeds and Debt and Equity Issuances		$400 to $500	$600 to $800
Construction Loan Proceeds		$40 to $60	$50 to $75

Uses of Funds ($ in millions)		Full-Year 2017	Prior Guidance

Debt maturities inclusive of principal amortization (weighted average interest rate of 3.25%)(2)		$327	$327
Development and redevelopment spending and land acquisitions		$350 to $400	$350 to $425
Developer Capital Program		$80 to $100	$50 to $100
Acquisitions		98	$66 to $200
Revenue enhancing capital expenditures inclusive of Kitchen and Bath		$40 to $45	$40 to $50

Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2017	Prior Guidance

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		($119) to ($122)	($119) to ($122)
Capitalized interest (3)		$17 to $20	$16 to $20
General and administrative		($46) to ($49)	($46) to ($49)
Tax (provision)/benefit for TRS		($1) to ($2)	($1) to ($2)
Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted		$60 to $64	$55 to $62
Non-recurring items:
Disposition related gains/(losses) and non-recurring fees included in FFO		$1.6	$1.6
Average stabilized homes		39,500	39,500
Recurring capital expenditures per home		$1,150	$1,150

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program.
(3)

Excludes capitalized interest on joint venture and partnership level debt, which is included in the guidance for "Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted" above.

Attachment 16(A)

UDR, Inc.

Definitions and Reconciliations

September 30, 2017

(Unaudited)

Acquired Communities:  The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders:  The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted.  AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO.  Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs.  AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions.  A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Development Communities:  The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Effective New Lease Rate Growth:  The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth:  The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion:  The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Fixed Charge Coverage Ratio - adjusted for non-recurring items:  The Company defines Fixed Charge Coverage Ratio - adjusted for non-recurring items as Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs.  A reconciliation of the components that comprise Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Funds from Operations as Adjusted attributable to common stockholders and unitholders:  The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains or losses on sales of non-depreciable property and marketable securities, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that  FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted.  However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs.  FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity.  A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders:  The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains or losses from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures.  This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002.  In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs.  A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Attachment 16(B)

UDR, Inc.

Definitions and Reconciliations

September 30, 2017

(Unaudited)

Held For Disposition Communities:   The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio - adjusted for non-recurring items:  The Company defines Interest Coverage Ratio - adjusted for non-recurring items as net income/(loss), excluding the impact of consolidated interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, income tax provision/(benefit), net and the impact of other non-recurring items including, but not limited to, net gain/(loss) on the sale of real estate owned and casualty-related expenses and recoveries of wholly owned and joint venture communities divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs.  A reconciliation of the components that comprise Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR's weighted average ownership tnterest

In thousands	3Q 2017	YTD 2017
Income/(loss) from unconsolidated entities	$ 1,819	$ 11,591
Management fee	1,169	3,448
Interest expense	9,850	28,487
Depreciation	14,710	42,974
General and administrative	147	424
West Coast Development JV Preferred Return - Attachment 12(B)	(1,614)	(4,557)
Developer Capital Program - Other	(2,188)	(5,289)
Other (income)/expense (includes 717 Olympic casualty (gain)/expense)	179	(405)
(Gain)/loss on sales	(2,355)	(14,513)
Total Joint Venture NOI at UDR's Ownership Interest	$ 21,717	$ 62,160

JV Return on Equity ("ROE"):  The Company defines JV ROE as its share of property NOI plus property and asset management fee revenue less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers JV ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital ("ROIC"):  The Company defines JV ROIC as its share of property NOI plus property and asset management fee revenue, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers JV ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt-to-EBITDA - adjusted for non-recurring items:  The Company defines Net Debt-to-EBITDA - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by EBITDA - adjusted for non-recurring items.  EBITDA is defined as net income/(loss), excluding the impact of consolidated interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization and income tax provision/(benefit), net.  EBITDA - adjusted for non-recurring items is defined as EBITDA excluding the impact of other non-recurring items including, but not limited to, net gain/(loss) on the sale of real estate owned and casualty-related expenses and recoveries of wholly owned and joint venture communities.

Management considers Net Debt-to-EBITDA - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs.  A reconciliation between net income/(loss) and EBITDA - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Net Operating Income (“NOI”):  The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt.  Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations.  A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	3Q 2017	2Q 2017	1Q 2017	4Q 2016	3Q 2016
Net income/(loss) attributable to UDR, Inc.	$ 16,190	$ 10,157	$ 25,967	$ 237,617	$ 26,956
Property management	6,827	6,728	6,635	6,603	6,607
Other operating expenses	1,950	2,369	1,691	2,369	1,636
Real estate depreciation and amortization	107,171	108,450	105,032	102,537	105,802
Interest expense	30,095	33,866	30,539	29,295	31,954
Casualty-related (recoveries)/charges, net	2,056	1,191	502	(1,102)	205
General and administrative	12,467	11,434	13,075	13,256	11,826
Tax (benefit)/provision, net	127	366	332	(3,063)	94
(Income)/loss from unconsolidated entities	(1,819)	1,426	(11,198)	(35,945)	(15,285)
Interest income and other (income)/expense, net	(481)	(515)	(427)	(481)	(478)
Joint venture management and other fees	(2,827)	(3,321)	(2,570)	(2,927)	(2,997)
Other depreciation and amortization	1,585	1,567	1,608	1,458	1,526
(Gain)/loss on sale of real estate owned, net of tax	-	-	(2,132)	(200,466)	-
Net income/(loss) attributable to noncontrolling interests	1,380	905	2,429	22,129	2,510
Total consolidated NOI	$ 174,721	$ 174,623	$ 171,483	$ 171,280	$ 170,356

Attachment 16(C)

UDR, Inc.

Definitions and Reconciliations

September 30, 2017

(Unaudited)

Non-Mature Communities:  The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other:  The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy:  The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities:  The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters.  These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the definition of Stabilization Period for Redevelopment Yield, less Recurring Capital Expenditures, minus the project’s annualized NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by the total cost of the project.

Return on Equity ("ROE"):  The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital ("ROIC"):  The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures ("Cap Ex"):  The Company defines Revenue Enhancing Capital Expenditures as expenditures that result in increased income generation over time.

Management considers Revenue Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities:  The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities:  The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Stabilization Period for Development Yield: The Company defines the Stabilization Period for Development Yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Redevelopment Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:   The Company calculates expected stabilized yields on development as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated Stabilized Yield on Development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home:  The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS:  The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments.  TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax  provision and the gross investment basis of the asset before accumulated depreciation.

YTD Same-Store Communities:  The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years.  These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Attachment 16(D)

UDR, Inc.

Definitions and Reconciliations

September 30, 2017

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team.  The following reconciles from GAAP Net income/(loss) per share for full year 2017 and fourth quarter of 2017 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2017
	Low	High

Forecasted net income per diluted share	$ 0.29	$ 0.31
Conversion from GAAP share count	(0.02)	(0.02)
Net gain on the sale of depreciable real estate owned	(0.10)	(0.10)
Depreciation	1.63	1.63
Noncontrolling interests	0.02	0.02
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$ 1.83	$ 1.85
Disposition-related FFO	(0.01)	(0.01)
Acquisition-related and other costs	0.01	0.01
Cost associated with debt extinguishment	0.02	0.02
Casualty-related (recoveries)/charges	0.01	0.01
Forecasted FFO as Adjusted per diluted share and unit	$ 1.86	$ 1.88
Recurring capital expenditures	(0.15)	(0.15)
Forecasted AFFO per diluted share and unit	$ 1.71	$ 1.73

	4Q 2017
	Low	High

Forecasted net income per diluted share	$ 0.11	$ 0.13
Conversion from GAAP share count	(0.01)	(0.01)
Net gain on the sale of depreciable real estate owned	(0.05)	(0.05)
Depreciation	0.41	0.41
Noncontrolling interests	-	-
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$ 0.46	$ 0.48
Disposition-related FFO	-	-
Acquisition-related and other costs	0.01	0.01
Cost associated with debt extinguishment	-	-
Casualty-related (recoveries)/charges	-	-
Forecasted FFO as Adjusted per diluted share and unit	$ 0.47	$ 0.49
Recurring capital expenditures	(0.05)	(0.05)
Forecasted AFFO per diluted share and unit	$ 0.42	$ 0.44